Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CoLucid Pharmaceutical, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2015 (the “Report”), as filed with the Securities and Exchange Commission on or about the date hereof, I, Thomas P. Mathers, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2016	By:	/s/ Thomas P. Mathers
Thomas P. Mathers
Chief Executive Officer